Exhibit 10.1

Execution Version

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

dated as of February 24, 2016

among

ECLIPSE RESOURCES CORPORATION,

as Borrower,

BANK OF MONTREAL,

as Administrative Agent,

KEYBANK NATIONAL ASSOCIATION,

as Syndication Agent,

and

the Lenders Party Hereto

BMO CAPITAL MARKETS CORP.

Lead Arranger and Sole Bookrunner

[SECOND AMENDMENT TO SECOND AMENDED

AND RESTATED CREDIT AGREEMENT]

SECOND AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of February 24, 2016, is among ECLIPSE RESOURCES CORPORATION, a Delaware corporation, the Lenders party hereto, and BANK OF MONTREAL, as Administrative Agent.

R E C I T A L S

A. The Borrower, the Administrative Agent and the Lenders are parties to that certain Second Amended and Restated Credit Agreement dated as of June 11, 2015, as amended by that certain First Amendment to Second Amended and Restated Credit Agreement dated as of January 21, 2016 (as further amended, restated, supplemented or modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

B. The Borrower has requested that the Administrative Agent and the Majority Lenders amend, and the Administrative Agent and the Majority Lenders have agreed to amend, the Credit Agreement as herein set forth.

C. Now, therefore, to induce the Administrative Agent and the Majority Lenders to enter into this Amendment and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement, as amended by this Amendment. Unless otherwise indicated, all section references in this Amendment refer to sections of the Credit Agreement.

Section 2. Amendments to and Consent under the Credit Agreement.

(a) Amendment to Section 1.02. Section 1.02 is hereby amended by:

(i) restating the defined term “Agreement” in its entirety to read as follows:

“Agreement” means this Second Amended and Restated Credit Agreement, as amended by that certain First Amendment to Second Amended and Restated Credit Agreement dated as of January 21, 2016, as amended by that certain Second Amendment to Second Amended and Restated Credit Agreement dated as of February 24, 2016, and as the same may be further amended, restated, supplemented, or modified from time to time.

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(ii) restating the Total Commitments Utilization Grid in the definition of “Applicable Margin” to read as follows:

Total Commitments Utilization Grid
Total Commitments Utilization Percentage	< 25%	> 25% < 50%	> 50% < 75%	> 75% < 90%	> 90%
Eurodollar Loans	2.000%	2.250%	2.500%	2.750%	3.000%
ABR Loans	1.000%	1.250%	1.500%	1.750%	2.000%
Undrawn Facility Fee Rate	0.375%	0.375%	0.500%	0.500%	0.500%

(iii) amending and restating the defined term “LC Commitment” to read as follows:

“LC Commitment” at any time means $75,000,000; provided that no Issuing Bank shall be obligated to issue Letters of Credit in an aggregate face amount in excess of $25,000,000 (or such greater amount as is agreed to in writing by such Issuing Bank) outstanding at any time.

(iv) adding the defined term “Consolidated Cash Balance” where alphabetically appropriate to read as follows:

“Consolidated Cash Balance” means, at any time, the aggregate amount of (a) cash and (b) Investments described in Section 9.05(c), (d), (e), (f), (g), and (h), in each case held by the Borrower and its Restricted Subsidiaries and excluding (i) Cash Collateral that is Cash Collateralizing obligations under Section 2.08 or Section 2.09 and (ii) any outstanding checks and electronic funds transfers.

(b) Amendment to Section 3.04(c). Section 3.04(c) is hereby amended by (i) re-lettering existing clauses (v) and (vi) as clauses (vi) and (vii), respectively and (ii) adding a new clause (v) to read as follows:

(v) If, at the end of any Business Day, there is Revolving Credit Exposure and the Consolidated Cash Balance exceeds the greater of (a) $20,000,000 and (b) 12.5% of the Borrowing Base in effect on such Business Day, then the Borrower shall, no later than the second Business Day thereafter, (x) prepay Borrowings outstanding on such Business Day in an aggregate principal amount equal to the lesser of (1) such excess and (2) the amount of Borrowings then outstanding and (y) if a Default then exists, if any Revolving Credit Exposure remains after prepaying all Borrowings because of LC Exposure, Cash Collateralize such remaining Revolving Credit Exposure as provided in Section 2.08(j), in each case to the extent any such excess remains on the date such prepayment is required to be made.

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(c) Amendment to Section 3.05(b). The reference to “0.20%” in Section 3.05(b) is hereby amended to read “0.35%”.

(d) Amendment to Section 6.02. A new clause (d) is hereby added to Section 6.02 to read as follows:

(d) At the time of each such Credit Event and also after giving effect thereto and the use of proceeds of such Credit Event on the date thereof, the Consolidated Cash Balance shall not exceed the greater of (a) $20,000,000 and (b) 12.5% of the Borrowing Base in effect at the time of such Credit Event.

(e) Amendments to Section 8.13 and Section 8.14. Each reference to “80%” in Section 8.13 or Section 8.14 is hereby amended to read “90%”.

(f) Amendments to Section 8.14.

(i) A new sentence is hereby added to the end of Section 8.14(a) to read as follows :

Notwithstanding anything to the contrary contained herein, the Borrower shall, or shall cause one or more of its Restricted Subsidiaries to, grant, within sixty (60) days of the Second Amendment Effective Date, to the Administrative Agent as security for the Secured Obligations a first-priority Lien (provided that Excepted Liens of the type described in clauses (a) to (d) and (f) of the definition thereof may exist, but subject to the provisos at the end of such definition) on additional Oil and Gas Properties of the Credit Parties which constitute Proved Reserves not already subject to a Lien of the Security Instruments such that after giving effect thereto, the Mortgaged Properties will represent at least 90% of such total value.

(g) Amendment to Section 9.01(a). The table in Section 9.01(a) is hereby restated in its entirety to read as follows:

Interest Coverage Ratio
Quarters ending June 30, 2015 and September 30, 2015	2.50 to 1.00.
Quarter ending December 31, 2015	1.75 to 1.00.
Quarters ending March 31, 2016 and June 30, 2016	1.50 to 1.00.
Quarter ending September 30, 2016	1.15 to 1.00.
Quarters ending December 31, 2016 and March 31, 2017	1.00 to 1.00.
Quarter ending June 30, 2017	1.20 to 1.00.
Quarters ending September 30, 2017 (and thereafter)	2.50 to 1.00.

[SECOND AMENDMENT TO SECOND AMENDED

AND RESTATED CREDIT AGREEMENT]

(h) Amendment to Section 9.12(l). Section 9.12(l) is hereby amended by (i) replacing the word “or” immediately before “(ii)” with “,”, and adding the phrase “ or (iii) one or more third parties of Oil and Gas Properties described in the Reserve Report of Netherland, Sewell & Associates, Inc. dated as of December 31, 2015 covering the “Conventional Properties” of the Borrower and its Restricted Subsidiaries for consideration equal to or greater than the fair market value thereof (as reasonably determined by a Responsible Officer of the Borrower) and not to exceed $10,000,000”.

(i) Amendment to Exhibit B. Exhibit B is hereby amended and restated as set forth on Annex I attached hereto.

Section 3. Conditions Precedent.

(a) This Amendment (other than Sections 2(e) and (f)) shall become effective on the date (such date, the “Second Amendment Effective Date”), when each of the following conditions is satisfied (or waived in accordance with Section 12.02 of the Credit Agreement):

(i) The Administrative Agent shall have received from the Majority Lenders, the Administrative Agent, the Borrower and each Guarantor, counterparts (in such number as may be reasonably requested by the Administrative Agent) of this Amendment signed on behalf of such Person.

(ii) The Borrower shall have paid to the Administrative Agent, for the ratable account of each Lender, a fee in an amount equal to 0.20% multiplied by such Lender’s Applicable Percentage of the Borrowing Base in effect on the Second Amendment Effective Date, which fee shall be fully earned and due and payable on the Second Amendment Effective Date.

(iii) No Default shall have occurred and be continuing as of the date hereof, after giving effect to the terms of this Amendment.

(b) Sections 2(e) and (f) of this Amendment shall become effective on the date when (i) the condition set forth in Section 3(a)(ii) and (a) (iii) is satisfied and (ii) the Administrative Agent shall have received from all Lenders, the Administrative Agent, the Borrower and each Guarantor, counterparts (in such number as may be reasonably requested by the Administrative Agent) of this Amendment signed on behalf of such Person.

Section 4. Miscellaneous.

(a) Confirmation. The provisions of the Credit Agreement, as amended by this Amendment, remain in full force and effect following the effectiveness of this Amendment. The execution, delivery and effectiveness of this Amendment shall not, except as

[SECOND AMENDMENT TO SECOND AMENDED

AND RESTATED CREDIT AGREEMENT]

expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

(b) Ratification and Affirmation; Representations and Warranties. Each of the Borrower and each Guarantor hereby:

(i) acknowledges the terms of this Amendment,

(ii) ratifies and affirms their respective obligations, and acknowledges their respective continued liability, under each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect as expressly amended hereby, and

(iii) represents and warrants to the Lenders that as of the date hereof, immediately after giving effect to the terms of this Amendment, all of the Borrower’s and such Guarantor’s, as applicable, respective representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects, except that (i) to the extent any such representations and warranties are expressly limited to an earlier date, as of the date hereof, after giving effect to the terms of this Amendment, such representation and warranty continues to be true and correct in all material respects as of such specified earlier date and (ii) to the extent that any such representation and warranty is qualified by materiality, such representation and warranty (as so qualified) is true and correct in all respects.

(c) Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Amendment by facsimile transmission or other electronic transmission (e.g., ..pdf) shall be effective as delivery of a manually executed counterpart hereof.

(d) NO ORAL AGREEMENT. THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

(e) GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(f) Payment of Expenses. In accordance with Section 12.03 of the Credit Agreement, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and reasonable expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees, charges and disbursements of one counsel to the Administrative Agent.

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AND RESTATED CREDIT AGREEMENT]

(g) Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(h) Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties to the Credit Agreement and their respective successors and permitted assigns.

(i) Loan Document. This Amendment is a Loan Document.

[SIGNATURES BEGIN NEXT PAGE]

[SECOND AMENDMENT TO SECOND AMENDED

AND RESTATED CREDIT AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

BORROWER:	ECLIPSE RESOURCES CORPORATION

	By:	/s/ Matthew R. DeNezza
	Name:	Matthew R. DeNezza
	Title:	Executive Vice President and
Chief Financial Officer

GUARANTORS:	ECLIPSE RESOURCES I, LP
ECLIPSE GP, LLC ECLIPSE RESOURCES – OHIO, LLC ECLIPSE RESOURCES OPERATING, LLC BUCKEYE MINERALS & ROYALTIES, LLC ECLIPSE RESOURCES MIDSTREAM, LP ECLIPSE RESOURCES MARKETING, LP

	By:	/s/ Matthew R. DeNezza
	Name:	Matthew R. DeNezza
	Title:	Executive Vice President and
Chief Financial Officer

[SIGNATURE PAGE TO SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

BANK OF MONTREAL,
as Administrative Agent and an Issuing Bank

By:	/s/ Kevin Utsey
Name:	Kevin Utsey
Title:	Director

[SIGNATURE PAGE TO SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

BMO HARRIS FINANCING, INC.,
as a Lender

By:	/s/ Kevin Utsey
Name:	Kevin Utsey
Title:	Director

[SIGNATURE PAGE TO SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

KEYBANK NATIONAL ASSOCIATION,
as Syndication Agent and as a Lender

By:	/s/ George E. McKean
Name:	George E. McKean
Title:	Senior Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

CITIBANK, N.A., as a Lender

By:	/s/ Cliff Vaz
Name:	Cliff Vaz
Title:	Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

DEUTSCHE BANK AG NY BRANCH, as a Lender

By:	/s/ Michael Shannon
Name:	Michael Shannon
Title:	Vice President

By:	/s/ Anca Trifan
Name:	Anca Trifan
Title:	Managing Director

[SIGNATURE PAGE TO SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Jerry Li
Name:	Jerry Li
Title:	Authorized Signatory

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MORGAN STANLEY BANK, N.A., as a Lender

By:	/s/ Dmitriy Barskiy
Name:	Dmitriy Barskiy
Title:	Authorized Signatory

[SIGNATURE PAGE TO SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Evans Swann, Jr.
Name:	Evans Swann, Jr.
Title:	Authorized Signatory

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WELLS FARGO BANK, N.A., as a Lender

By:	/s/ Suzanne Ridenhour
Name:	Suzanne Ridenhour
Title:	Director

[SIGNATURE PAGE TO SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

EXHIBIT B

FORM OF BORROWING REQUEST

[                    ], 201[    ]

Eclipse Resources Corporation, a Delaware corporation (the “Borrower”), pursuant to Section 2.03 of the Second Amended and Restated Credit Agreement dated as of June 11, 2015 (together with all amendments, restatements, supplements or other modifications thereto, the “Credit Agreement”) among the Borrower, Bank of Montreal, as Administrative Agent and the other agents and lenders (the “Lenders”) which are or become parties thereto (unless otherwise defined herein, each capitalized term used herein is defined in the Credit Agreement), hereby requests a Borrowing as follows:

(i) Aggregate amount of the requested Borrowing is $[        ];

(ii) Date of such Borrowing is [                    ], 201[    ];

(iii) Requested Borrowing is to be [an ABR Borrowing] [a Eurodollar Borrowing];

(iv) In the case of a Eurodollar Borrowing, the initial Interest Period applicable thereto is [        ];

(v) Amount of Borrowing Base in effect on the date hereof is $[        ] and the Aggregate Elected Commitment Amounts in effect on the date hereof is $[        ];

(vi) Total Revolving Credit Exposures on the date hereof (i.e., outstanding principal amount of Loans and total LC Exposure prior to giving effect to the requested Borrowing) is $[        ]; and

(vii) Pro forma total Revolving Credit Exposures (giving effect to the requested Borrowing) is $[        ];

(viii) Consolidated Cash Balance on the date hereof (prior to giving effect to the requested Borrowing) is $[        ];

(ix) Pro forma Consolidated Cash Balance (giving effect to the requested Borrowing and the use of proceeds on the date thereof) is $[        ]; and

(x) Location and number of the Borrower’s account to which funds are to be disbursed, which shall comply with the requirements of Section 2.05 of the Credit Agreement, is as follows:

[                              ]

[                              ]

[                              ]

[                              ]

[                              ]

[ANNEX I – PAGE 1]

The undersigned certifies that he/she is the [            ] of the Borrower, and that as such he/she is authorized to execute this certificate on behalf of the Borrower. The undersigned further certifies, represents and warrants on behalf of the Borrower that the Borrower is entitled to receive the requested Borrowing under the terms and conditions of the Credit Agreement.

ECLIPSE RESOURCES CORPORATION,
a Delaware corporation

By:
Name:
Title:

[ANNEX I – PAGE 2]